NUVEEN TRADEWINDS GLOBAL FLEXIBLE ALLOCATION FUND

SUPPLEMENT DATED MAY 25, 2012

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 30, 2011,

AS SUPPLEMENTED APRIL 2, 2012

Effective immediately, Class R3 shares of Nuveen Tradewinds Global Flexible Allocation Fund are closed to all new investments. After the close of business on May 30, 2012, the fund will liquidate all shareholder accounts invested in Class R3 shares and will distribute the proceeds of the liquidation.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-TWGFA2S-0512P